SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2011
Date of Report (Date of earliest event reported)

Aurora Gold Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

13-3945947
(I.R.S. Employer Identification No.)

C/- Coresco AG, Level 3,
Gotthardstrasse 20,
Zug, Switzerland 6304
(Address of principal executive offices)

+41 7887-96966
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 14, 2011, Aurora Gold Corporation (the “Company”), entered into an Asset Purchase Agreement with Devtec Management Ltd. (“Devtec”), pursuant to which the Company sold its subsidiary, AGC Resources LLC, which owns certain properties in Boulder, Colorado, to Devtec for a total of $2 million, plus royalty. Devtec will pay the Company $1 million upon production of the cumulative total of 1,000 ounces of gold and/or silver, and a further $ 1 million on the six month anniversary of the payment of the first One Million Dollars. Additionally, Devtec will pay Aurora a 5% royalty from the start of production. A copy of the Asset Purchase Agreement is attached as Exhibit 10.1.

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of June 17, 2011, Mr. Michael Montgomery resigned from his positions as a member of the Board of the Company. The Company would like to thank Mr. Montgomery for his time and efforts, and wishes him well in his future endeavors.

SECTION 6.  [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

On June 14, 2011, the Company entered into an Asset Purchase Agreement with Devtec Management Ltd. A copy of the agreement is attached as Exhibit 10.1 hereto.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1	Asset Purchase Agreement between .Aurora Gold Corporation and Devtec Management Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 20, 2011.

Aurora Gold Corporation.

By: /s/ L. Pearl
Lars Pearl
President, CEO and Director